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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                             _____________________


                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934






        Date of Report (Date of earliest event reported)   30 June 2003
                                                         ----------------



                        Air Products and Chemicals, Inc.
               -------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                     1-4534                  23-1274455
----------------------------      ----------------       -------------------
(State of other jurisdiction      (Commission file       (IRS Identification
of incorporation)                 number)                number)

   7201 Hamilton Boulevard, Allentown, Pennsylvania            18195-1501
------------------------------------------------------         ----------
      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code    (610) 481-4911
                                                      --------------
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Item 5.  Other Events and Required FD Disclosure.
-------------------------------------------------

On 30 June 2003, the company released the news release, Air Products to Acquire Ashland's Electronic Chemicals Business, which is attached as Exhibit 99.1

The acquisition teleconference that started at 10:00 a.m. EST on June 30, 2003 can be accessed by listening on the Company's web site at http://www.airproducts.com/Invest/PresentationSummary.htm. Recordings of the teleconference and copies of the slides used will continue to be available at the above web address until 11:59 p.m. EST on July 13, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Air Products and Chemicals, Inc.
                                        ------------------------------------
                                        (Registrant)




Dated: 1 July 2003                   By:      /s/ Paul E. Huck
                                         -----------------------------------
                                                  Paul E. Huck
                                         Vice President and Corporate Controller



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